UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A


           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
      (e)(2))
[X]    Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-12

                                   ----------

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                (Name of Registrant as Specified In Its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:
       (2) Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
       (4) Proposed maximum aggregate value of transaction:
       (5) Total fee paid:

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
       (2) Form, Schedule or Registration Statement No.:
       (3) Filing Party:
       (4) Date Filed:

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
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         Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund
                                One Boston Place
                           Boston, Massachusetts 02108
                                 1-800-221-4795

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                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                         To be held on December 20, 2005

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         A Special Meeting of Shareholders (the "Meeting") of the Standish
Mellon Massachusetts Intermediate Tax Exempt Bond Fund (the "Fund") will be held on Tuesday, December 20, 2005 at 10:00 a.m. (Eastern time) at the offices of Standish Mellon Asset Management Company LLC, One Boston Place, 34th Floor, Boston, Massachusetts 02108, to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting:

      1. A proposal to approve the liquidation and dissolution of the Fund pursuant to a Plan of Liquidation and Dissolution.

      2. To consider any other business that may properly come before the Meeting.

THE BOARD OF TRUSTEES OF MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO LIQUIDATE AND DISSOLVE THE FUND.

         Shareholders of record of the Fund at the close of business on November 1, 2005 will be entitled to vote at the Meeting and at any adjournment(s). The Proxy Statement and Proxy Card are being mailed to shareholders on or about November 9, 2005.


                      By Order of the Board of Trustees,

                      Patrick J. Sheppard, President and Chief Executive Officer

Boston, Massachusetts
November 9, 2005

       PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER
                    OR NOT YOU EXPECT TO ATTEND THE MEETING.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

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         Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund
                                One Boston Place
                           Boston, Massachusetts 02108

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                                 PROXY STATEMENT

         This Proxy Statement contains the information you should know before voting on the proposals summarized below.

                                  INTRODUCTION

This Proxy Statement is being used by the Board of Trustees (the "Board") of Mellon Institutional Funds Investment Trust (the "Trust") to solicit proxies to be voted at a Special Meeting of Shareholders (the "Meeting") of the Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund (the "Fund"). The Meeting is expected to be held at the offices of Standish Mellon Asset Management Company LLC, One Boston Place, 34th Floor, Boston, Massachusetts 02108 at 10:00 a.m. (Eastern time) on Tuesday, December 20, 2005, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

         This Proxy Statement and the enclosed Proxy Card are being mailed to shareholders on or about November 9, 2005. The Fund will furnish, without charge, a copy of its most recent annual report and more recent semi-annual report, if any, to a shareholder upon request. Shareholders may request a copy of these reports by writing to the Mellon Institutional Funds, P.O. Box 8585, Boston, Massachusetts 02266, by calling 1-800-221-4795 or by visiting our web site at www.melloninstitutionalfunds.com. The annual report for the Fund for its most recently completed fiscal year was previously mailed to shareholders.

         The Trustees of the Trust know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.

Who is eligible to vote.

         Shareholders of record of the Fund as of the close of business on November 1, 2005 (the "Record Date") are entitled to vote on all of the Fund's business at the Meeting and any adjournments thereof. Each share is entitled to one vote. A fractional share is entitled to the corresponding fraction of one vote. Shares represented by properly executed proxies will be voted according to the shareholder's instructions unless revoked before or at the Meeting. If you sign a proxy, but do not fill in a vote, your shares will be voted FOR the proposal to liquidate and dissolve the Fund. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

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                                   PROPOSAL 1
                 APPROVAL OF PLAN OF LIQUIDATION AND DISSOLUTION

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         At a meeting held on October 18, 2005, the Board, upon the recommendation of Standish Mellon Asset Management LLC, the Fund's investment adviser ("Standish Mellon"), determined that it would be in the best interests of the Fund and its shareholders if the Fund were liquidated and dissolved in accordance with the Fund's organizational documents and Massachusetts law. Accordingly, the Board approved the termination of the Fund pursuant to a Plan of Liquidation and Dissolution (the "Plan"). A copy of the Plan is attached to this proxy statement as Exhibit A. The Plan provides for the liquidation of the Fund's assets and the distribution to Fund shareholders of all of the proceeds of the liquidation. If the shareholders of the Fund approve the proposal, the net proceeds (after deduction for amounts estimated to be necessary to satisfy the debts and liabilities of the Fund) will be paid to shareholders pro rata, in cash, as promptly as possible after the liquidation date.

         Shareholder approval of the Fund's liquidation and dissolution is required before the Fund can be terminated. For the reasons set forth below, the Board has unanimously recommended that shareholders vote to approve this Proposal 1 calling for the liquidation and dissolution of the Fund.

Summary of Reasons for Termination.

         The Trustees believe, based upon the information provided by Standish Mellon, that the termination of the Fund will be in the best interests of the Fund and the Fund's shareholders for the following reasons:

         o The Fund's assets have declined significantly over the past several years, leaving the Fund too small to remain economically viable;

         o As a result of the decline in assets, the Fund's expense ratio is at a level that would no longer be competitive were it not for the continued voluntary fee waiver and expense reimbursement by Standish Mellon;

         o It is unlikely that the Fund will experience sufficient sales of Fund shares in the foreseeable future to reverse the decline in assets;

         o Possible alternatives to liquidation, including the merger of the Fund into another mutual fund, are not practical under the current circumstances and may not be advantageous to the Fund and its shareholders.

Reasons for Termination.

         The Fund commenced operations on November 2, 1992 as a separate series of Mellon Institutional Funds Investment Trust (the "Trust"). Since its inception, the Fund has failed to sustain sufficient assets to permit the Fund to operate efficiently and effectively. At its peak in December 2000, the Fund's assets were only approximately $70.5 million. The Fund's assets have since decreased to approximately $34.9 million as of September 30, 2005, representing a decline of approximately 50.5% and an asset level well below what is considered to constitute the minimum asset size or "critical mass" for a mutual fund and well below the size of most similar competing mutual funds. This decline has been the result of redemptions of Fund shares and the lack of any significant offsetting cash flow from sales of Fund shares.

         Standish Mellon has been voluntarily capping the Fund's total expenses by waiving a portion of its advisory fee and/or reimbursing some of the Fund's expenses for the years 1992 to 1998, and 2001 to the present. The decrease in assets has resulted in the Fund's annual total expense ratio (without giving effect to the expense cap) to rise significantly, from 0.65% of net assets for the fiscal year ended September 30, 1999 to 0.80% of net assets for the fiscal year ending September 30, 2005. This has, in turn, required Standish Mellon to increase its subsidization of the Fund. Standish Mellon has advised the Board that it believes the Fund's declining asset level and resulting rise in gross expense ratio has created diseconomies of scale and that the Fund is now too small to remain economically viable. Standish Mellon does not believe that the Fund's expense ratio will continue to be competitive with similar funds currently offered in the market to investors unless Standish Mellon continues voluntarily to cap the Fund's expenses for the foreseeable future. Standish Mellon has indicated to the Board that it does not intend to continue the voluntary expense waiver indefinitely if the liquidation proposal is not approved.

         The Board also considered the historical performance record of the Fund, and the negative impact that its continuing small asset size and higher expense ratio would likely have on Fund performance going forward. Standish Mellon has advised the Board that the Fund's small size has made it difficult to execute the Fund's investment process effectively. Specifically, the Fund may not easily take meaningful investment positions in tax exempt municipal securities while also diversifying its assets, in each case, to the extent considered necessary to invest effectively and in compliance with its diversification policies and related regulatory requirements. Due to the Fund's small size, Standish Mellon also has experienced difficulty in negotiating favorable terms with brokers and dealers on certain Fund portfolio transactions that cannot be aggregated with transactions for other clients.

         The Board also considered the federal income tax impact on shareholders of the liquidation and dissolution of the Fund. See the discussion of "Material Federal Income Tax Consequences," below.

         In addition, Standish Mellon has advised the Board that it does not anticipate that the Fund will experience sufficient asset growth in the future to reverse this decline in net assets. Standish Mellon believes that the Fund is not well positioned to attract new assets given the availability of other similar funds which have significantly lower expense ratios due to larger asset sizes and superior performance records.

         Prior to recommending the Fund's liquidation to the Board, the officers of the Fund sought to determine whether a merger or transfer of assets would be possible, and if so, whether it would produce desirable results for shareholders. Management reviewed current market conditions, the similarities between the Fund and other funds managed by Standish Mellon and its affiliates, the relatively small size of the Fund, the time, effort and expense required to effect a transaction, and the tax and related implications for shareholders of such a transaction. The officers determined that there was no suitable affiliated fund with which the Fund could be combined without significant changes in its portfolio, including liquidation of significant portions of its portfolio. They also determined that it was unlikely that an unaffiliated fund complex would be interested in arranging for the merger or consolidation of a fund with approximately $35 million in assets and that the expense of a merger or transfer of the assets to another mutual fund, affiliated or otherwise, would likely be greater than any benefits shareholders of the Fund could expect to realize from such a transaction. The officers also considered the costs involved in the liquidation and dissolution of the Fund relative to these costs.

         Based on their consideration, analysis and evaluation of the above factors and Standish Mellon's recommendation, the Trustees (including the Trustees who are not "interested persons" (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) concluded that an increase in Fund expenses attributable to the decrease in asset size and the likely discontinuance of the voluntary fee waiver in the future, especially when added to the expenses of the Fund presently paid directly by the Fund, would significantly reduce the Fund's returns. Moreover, the Trustees concluded that the presence of numerous much larger competing funds with similar objectives that have been able to operate on a more efficient basis and provide higher returns to shareholders, and in many cases, that have better long term performance records make it unlikely that the Fund could achieve a significant increase in asset size and achieve appropriate economies of scale in the future.

         The Board, therefore, concluded that it would be in the best interest of the Fund and its shareholders to liquidate the Fund promptly, in accordance with the Plan.

Plan of Liquidation and Dissolution (the "Plan").

         The Board of Trustees has approved the Plan as summarized in this section and as set forth as Exhibit A to this proxy statement.

         1. EFFECTIVE DATE OF THE PLAN AND LIQUIDATION OF THE FUND'S ASSETS. The Plan will become effective on the date of its adoption and approval by the holders of a majority of the outstanding shares of the Fund (as defined below).

         Following this approval, the Fund (i) will cease to invest its assets in accordance with its investment objective and will sell the portfolio securities it owns in order to convert the Fund's assets to cash or cash equivalent; (ii) will not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets and distributing its assets to shareholders after the payment to (or reservation of assets for payment to) all creditors of the Fund; and (iii) will, on a date specified by the Trust's officers, terminate in accordance with the laws of the Commonwealth of Massachusetts and the Declaration of Trust of the Fund. (Plan, Sections 1 and 2)

         2. LIQUIDATING DISTRIBUTION. On December 20, 2005, or as soon as practical thereafter, the Fund on behalf of the Trust will mail the following to each shareholder of record on the effective date of the Plan: (i) a liquidation distribution in cash equal to the shareholder's proportionate interest in the net assets of the Fund (after giving effect to amounts considered necessary to satisfy the Fund's liabilities); and (ii) information concerning the sources of the liquidating distribution. (Plan, Section 4)

         3. CESSATION OF RIGHTS OF SHAREHOLDERS. Shares of the Fund automatically liquidated will no longer be deemed outstanding as of such time and all rights with respect to those shares will cease at such time. (Plan, Section 7)

         4. EXPENSES. Standish Mellon will bear all expenses incurred by the Fund in carrying out the Plan, including but not limited to, all printing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of shareholders. The total liabilities of the Fund prior to the liquidating distribution include the dissolution expenses referred to above and amounts accrued, or anticipated to be accrued, for custodial and transfer agency services, legal, audit and Trustees fees as well as costs incurred in the preparation and mailing of proxy materials and related printing costs. Any expenses and liabilities attributed to the Fund subsequent to the mailing of the liquidating distribution and for which a reserve has not been established will also be borne by Standish Mellon. (Plan, Sections 5 and 6)

         5. IMPLEMENTATION OF PLAN. After the date of mailing of the liquidating distribution, the dissolution of the Fund will be effected. The Plan provides that the Trustees shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to marshal the assets of the Fund and to effect the dissolution, complete the liquidation and terminate the existence of the Fund and otherwise accomplish the purposes set forth under the Plan. (Plan, Sections 9 and 10)

Material Federal Income Tax Consequences.

         The following discussion summarizes the material U.S. federal income tax consequences of the liquidating distributions to shareholders. This discussion is based upon the provisions of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, the regulations promulgated under the Code, and judicial and administrative rulings in effect as of the date of this proxy statement, all of which are subject to change or varying interpretation, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein.

         Each shareholder who receives a liquidating distribution will generally recognize gain (or loss) for federal income tax purposes equal to the amount by which the cash distributed exceeds (or is less than) the shareholder's tax basis in the Fund shares. Gain or loss will be determined separately for each block of Fund shares (i.e., shares acquired at the same cost in a single transaction). Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

         Notwithstanding the foregoing, any loss realized by a shareholder in respect of Fund shares with a tax holding period of six months or less will be treated as long-term capital loss to the extent of any capital gain dividends with respect to such shares. The federal income tax treatment that a Fund shareholder would receive if such shareholder's entire interest in the Fund were redeemed prior to the liquidation generally would be identical to the federal income tax treatment described above to a shareholder in liquidation of the shareholder's interest in the Fund.

         Notwithstanding the foregoing, if the Fund were to become a personal holding company because five or fewer individuals own more than 50% of the Fund shares at any time in the last half of its taxable year ended on the date of liquidation, it is possible that a portion of the cash distributed to a shareholder in liquidation would be treated as ordinary dividend income if the Fund recognized any ordinary income or short-term capital gain in such taxable year. In such case, the Fund would designate on the appropriate Form 1099 furnished to the shareholder for the Fund's final taxable year, the portion of the liquidating distribution that constitutes ordinary dividend income. The Fund would also designate the portion of the liquidating distribution that constitutes long-term capital gain recognized by the Fund for its final taxable year. Such designated amounts would reduce the amount of cash to be taken into account by the shareholder in computing the amount of gain or loss recognized with respect to such shareholder's Fund shares by reason of the liquidating distribution.

         The Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.

         Representatives of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Fund, are not expected to be present at the Special Meeting.

         If the shareholders do not approve the Plan, the Fund will continue to exist as a registered investment company in accordance with its stated objective and policies. In such a case, the Board would consider what, if any, steps to take concerning the Fund and its shareholders.

         Shareholders are free to redeem their shares prior to the date on which shareholders approve the liquidation and dissolution of the Fund.

         The foregoing discussion does not address all aspects of U.S. federal income taxation that may be relevant to a shareholder in light of the shareholder's particular circumstances, nor does it discuss the special considerations applicable to those holders of shares subject to special rules, such as shareholders whose functional currency is not the United States dollar, shareholders subject to the alternative minimum tax, shareholders who are financial institutions or broker-dealers, mutual funds, partnerships or other pass-through entities for U.S. federal income tax purposes, tax-exempt organizations, insurance companies, dealers in securities or foreign currencies, traders in securities who elect mark to market method of accounting, controlled foreign corporations, passive foreign investment companies, expatriates, or shareholders who hold their shares as part of a straddle, constructive sale or conversion transaction. This discussion assumes that shareholders hold their shares as capital assets within the meaning of Section 1221 of the Code (generally property held for investment). The Fund will not seek an opinion of counsel or a ruling from the Internal Revenue Service with respect to the U.S. federal income tax consequences discussed herein and accordingly there can be no assurance that the Internal Revenue Service will agree with the positions described in this proxy statement. This discussion also does not address the application and effect of any foreign state or local tax laws.

         Shareholders should consult their own tax advisors to determine the particular tax consequences to them (including the application and effect of any state, local or foreign income and other tax laws) of the receipt of cash in exchange for shares, in light of their individual circumstances.

Required Vote.

         As provided under the 1940 Act, approval of the Proposal will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act and as used in this Proposal 1, a "majority of the outstanding voting securities" of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

           FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF THE TRUST
        UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR
                                 OF PROPOSAL 1.

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                       INFORMATION CONCERNING THE MEETING

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Outstanding Shares and Quorum

         As of November 1, 2005 (the "Record Date"), there were 1,684,025 common shares beneficial interest of the Fund outstanding. Only shareholders of record as of the Record Date are entitled to notice of and to vote at the Meeting. A majority, or 842,013, of the outstanding shares of the Fund that are entitled to vote will be considered a quorum for the transaction of business by the Fund.

Ownership of Shares of the Fund

         As of November 1, 2005, the following persons or entities owned beneficially of record more than 5% of the outstanding shares of the Fund:

             Name and Address of Shareholder                Share Ownership as
                                                           Percentage of Outstanding
                                                           Shares as of November 1,
                                                                    2005
       SEI Private Trust Company                                   25.39%*
       C/O Mellon Bank
       Attn: Mutual Funds Administrator
       Oaks, PA 19456

       SEI Private Trust Company                                   11.11%
       C/O Mellon Bank
       Attn: Mutual Funds Administrator
       Oaks, PA 19456

       Jonathan Uhrig & Jennifer Uhrig JTWROS                       8.31%
       Weston, MA 02493

         *Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated fund, the shareholder was considered to control such fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.

         As of November 1, 2005, none of the Trustees and executive officers of the Trust owned beneficially or of record, as a group, more than 1% of the outstanding shares of the Fund.

Information about the Fund's Service Providers

         Standish Mellon serves as the Fund's investment adviser. Mellon Funds Distributor, L.P. serves as the Fund's principal underwriter. Each of Standish Mellon and Mellon Funds Distributor, L.P. are located at One Boston Place, Boston, MA 02108.

Shareholder Proposals

         The Fund is not required to hold annual meetings of shareholders and does not currently intend to hold an annual meeting of shareholders in 2005 whether or not the Fund is liquidated. Shareholder proposals to be presented at any next meeting of shareholders of a Fund, whenever held, must be received at the Funds' principal executive offices, One Boston Place, Boston, Massachusetts 02108, a reasonable time prior to any such Trustees' solicitation of proxies for any such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

Proxies, Quorum and Voting at the Meeting

         Shareholders may use the enclosed Proxy Card if they are unable to attend the Meeting in person or wish to have their shares voted by a proxy even if they do attend the meeting. Any shareholder that has given his or her Proxy has the power to revoke that Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a notice of revocation to the secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a Proxy, a shareholder present at the Meeting may withdraw his or her Proxy and vote in person. All properly executed and unrevoked Proxies received in time for the Meeting will be voted in accordance with the instructions contained in the Proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of Proposal 1 as described above and will use their best judgment in connection with the transaction to vote on such other business as may properly come before the Meeting or any adjournment thereof.

         With respect to the Fund, a majority of the shares entitled to vote, present in person or represented by Proxy, constitutes a quorum for the transaction of business with respect to each Proposal (unless otherwise noted in this Proxy Statement). In the event that, at the time any session of the Meeting for a Fund is called to order, a quorum is not present in person or by Proxy, the persons named as proxies may vote those Proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the Fund present in person or by Proxy and voting on that particular proposal at the session of the Meeting to be adjourned. The persons named as proxies will vote those Proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those Proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

         Shares of the Fund represented in person or by Proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the Meeting. Accordingly, an abstention from voting has the same effect as a vote against a Proposal. However, if a broker or nominee holding shares in "street name" indicates on the Proxy Card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted by 67% or more of the Fund's shares present at the Meeting, if more than 50% of the outstanding shares (excluding the "broker non-votes") of the Fund are present or represented. However, for purposes of determining whether a proposal has been adopted by more than 50% of the outstanding shares of a Fund, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

Householding

         If you have previously given the Fund your consent to do so, the Fund may send a single proxy statement (with a proxy card for each account subject to the consent) to your residence for you and any other member of your household who has an account with the Fund. If you wish to revoke your consent to this practice, you may do so by notifying the Fund, by phone or in writing by using the telephone number and address on page 1 of the proxy. If you notify the Fund that you wish to revoke such consent, the Fund will begin mailing separately future proxy statements, prospectuses and shareholder reports, if any, to you within 30 days after receiving your notice.

Other Business

         While the Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of a Special Meeting of Shareholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of Solicitation and Expenses

         The cost of preparing, assembling and mailing this Proxy Statement and the attached Notice of a Special Meeting of Shareholders and the accompanying Proxy Card, as well as the costs associated with the proxy solicitation, will be borne by Standish Mellon. In addition to soliciting proxies by mail, Standish Mellon may have one or more of its officers, the Fund's officers, representatives or compensated third-party agents, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. Standish Mellon has retained Management Information Services Corp. ("MIS") to assist in the solicitation of proxies. The estimated cost for MIS's proxy solicitation services is approximately $8,000 which will be borne by Standish Mellon. Shareholders who have not voted their proxies in a timely manner may receive a telephone call from an officer or employee of Standish Mellon, the Fund or MIS in an effort to urge them to vote.

         Persons holding shares as nominees will be reimbursed by Standish Mellon, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

November 9, 2005

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                                    EXHIBIT A

                   Form of Plan of Liquidation and Dissolution

--------------------------------------------------------------------------------

         STANDISH MELLON MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                                 a series of the
                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

                       Plan of Liquidation and Dissolution

         This Plan of Liquidation and Dissolution (the "Plan") concerns the Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund (the "Fund"), a series of the Mellon Institutional Funds Investment Trust (the "Trust"), which is a business trust organized and existing under the laws of the Commonwealth of Massachusetts. The Fund commenced operations on November 2, 1992. The Trust is registered as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("Act"). The Plan is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with all provisions of Massachusetts law and the Trust's Agreement and Declaration of Trust (the "Declaration of Trust").

         WHEREAS, the Trust's Board of Trustees, on behalf of the Fund, has determined that it is in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund; and

         WHEREAS, at a meeting of the Board of Trustees on October 18, 2005, the Board considered and unanimously adopted this Plan as the method of liquidating and dissolving the Fund and directed that this Plan be submitted to shareholders of the Fund for approval;

         NOW THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

         1. EFFECTIVE DATE OF PLAN. The Plan shall be and become effective only upon the adoption and approval of the Plan, at a meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund, as defined by
Section 2(a)(42) of the Investment Company Act of 1940, as amended. The day of such adoption and approval by holders of a majority of the outstanding voting securities of the Fund is hereinafter called the "Effective Date."

         2. LIQUIDATION OF ASSETS. As soon as practicable after the Effective Date, the Fund shall begin the process of dissolving and winding up its business and affairs by converting all of its assets to cash or other distributable form while seeking to preserve the value of the Fund's assets.

         3. DISSOLUTION. On December 20, 2005 or on such date as soon thereafter as practical if an officer of the Trust determines such delay to be advisable based upon market conditions and consistent with the terms of the Plan (the "Liquidation Date"), the Fund shall be dissolved in accordance with the laws of the Commonwealth of Massachusetts and the Fund's Declaration of Trust.

         4. LIQUIDATING DISTRIBUTION. On the Liquidation Date, the Fund shall send the following to each shareholder of record on the Liquidation Date:

              (1) a liquidating distribution in cash equal to the shareholder's proportionate interest in the net assets of the Fund; and


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              (2)  information concerning the sources of the liquidating distribution.

         5. PAYMENT OF DEBTS. As soon as practicable after the Effective Date, the Fund shall determine and pay, or set aside in cash or cash equivalent, the amount of all known or reasonably ascertainable liabilities allocable to the Fund incurred or expected to be incurred on or prior to the Liquidation Date.

         6. EXPENSES OF THE FUND IN LIQUIDATING AND DISSOLVING. Standish Mellon Asset Management Company LLC, the Fund's investment adviser, shall bear all expenses incurred by the Fund in carrying out this Plan including, but not limited to, all printing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of shareholders.

         7. CESSATION OF RIGHTS OF SHAREHOLDERS. Shares of the Fund automatically liquidated on the Liquidation Date will no longer be deemed outstanding as of such time and all rights with respect to those shares will cease at such time.

         8. REPORTING. The Fund will include all of its investment company taxable income and net capital gain, if any, for its final taxable year in distributions made to its shareholders pursuant to this Plan or will otherwise timely distribute such amounts. The Fund will cause its adoption of this plan of liquidation to be reported to the Internal Revenue Service on Form 966 within 30 days after such adoption.

         9. GENERAL AUTHORIZATION. The officers of the Trust shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan.

         10. AMENDMENT OF PLAN. The Board shall have the authority to authorize such variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the marshalling of Fund assets and the dissolution, complete liquidation and termination of the existence of the Fund, and the distribution of its net assets to shareholders in accordance with the laws of the Commonwealth of Massachusetts and the purposes to be accomplished by the Plan.


Executed this ____ day of ________, 2005

                                     MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

                                     On behalf of Standish Mellon Massachusetts
                                     Intermediate Tax Exempt Bond Fund

                                     By: ______________________
                                     Name:
                                     Title:

Accepted:

STANDISH MELLON ASSET
MANAGEMENT COMPANY LLC

By:  ______________________
Name:
Title:


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                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

 [Triangle down]Please fold and detach card at perforation before mailing.[Triangle down]
                                                              NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund              To be held December 20, 2005
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         This proxy is solicited on behalf of the Board of Trustees of the
Mellon Institutional Funds Investment Trust. The undersigned, revoking all prior proxies, hereby appoints Denise B. Kneeland, Barbara A. McCann and Patrick J.
Sheppard, or any of them individually, as proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of the Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund, a series of Mellon Institutional Funds Investment Trust, to be held on December 20, 2005 at 10:00 a.m. (Eastern time) at the offices of Standish Mellon Asset Management
Company LLC, One Boston Place, 34th Floor, Boston, Massachusetts, or at any
adjournment thereof. The undersigned acknowledges that s/he has received the
Notice of Special Meeting and the Proxy Statement accompanying the same, which describes in further detail the matters set forth on the other side of this proxy card.

         The proxies will vote this proxy as directed by the undersigned or, if no direction is indicated, the proxies will vote this proxy "FOR" the proposal unless authority to do so is specifically withheld. This proxy also grants discretionary authority to the proxies to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

                              [arrow down]  Date ________________________, 2005

                                         PLEASE MARK, SIGN, DATE AND RETURN THIS
                                         PROXY CARD, IN THE ENCLOSED ENVELOPE,
                                         WHETHER OR NOT YOU EXPECT TO ATTEND THE
                                         MEETING.
                                          -------------------------------------


                                          -------------------------------------

                                                Signature(s) and Title(s),

                Please sign exactly as your name appear hereon. If stock is held in the name of joint owners, each must sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

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
 [Triangle down]Please fold and detach card at perforation before mailing. [Triangle down]
[arrow down] Please fill in box(es) as shown using black or blue ink or number 2 pencil. [x] [arrow down]
       PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL SET FORTH BELOW. Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the numbered item below.

If you own shares of Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund, please vote on Proposal 1:

1. To approve the liquidation and dissolution of Standish                       FOR  AGAINST  ABSTAIN
Mellon FOR AGAINST ABSTAIN Massachusetts Intermediate Tax Exempt Bond Fund      | |    | |       | |
pursuant to a Plan of Liquidation and Dissolution.

2. To consider any other business that may properly come before the meeting.
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